UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

August 7, 2025

Date of Report (date of earliest event reported)

HAGERTY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40244	86-1213144
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

121 Drivers Edge

Traverse City, Michigan 49684

(Address of principal executive offices and zip code)

(800) 922-4050

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	HGTY	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01	Entry into a Material Definitive Agreement.

On August 7, 2025, Hagerty, Inc. (the “Company”), The Hagerty Group, LLC, Hagerty Holding Corp. and Aldel LLC (Hagerty Holding Corp. and Aldel LLC together, the “Selling Stockholders”) entered in an underwriting agreement (the “Underwriting Agreement”) with Keefe, Bruyette & Woods, Inc. and J.P. Morgan Securities LLC as representatives of the several underwriters named therein (collectively, the “Underwriters”). Pursuant to the Underwriting Agreement, the Selling Stockholders agreed to sell an aggregate of 9,700,000 shares of the Company’s Class A common stock, par value $0.0001 per share (“Class A Common Stock”), and granted the Underwriters a 30-day option to purchase up to an additional 1,455,000 shares (collectively, the “Shares”) of Class A Common Stock (the “Offering”).

The Offering was made pursuant to an effective registration statement previously filed by the Company with the Securities and Exchange Commission (Registration No. 333-261810), at a public offering price per Share of $9.34. The Offering closed on August 11, 2025.

The Underwriting Agreement contains customary representations, warranties and agreements of the parties, conditions to closing, and indemnification obligations of the parties. The foregoing description of the Underwriting Agreement is qualified in its entirety by the text of the Underwriting Agreement attached as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

A copy of the opinion of DLA Piper LLP (US) relating to the validity of the Shares sold in the Offering is filed herewith as Exhibit 5.1.

ITEM 8.01	Other Events

On August 7, 2025, the Company issued a press release announcing the pricing of the Offering. A copy of this press release is attached as Exhibit 99.1 hereto.

ITEM 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of August 7, 2025, by and among the Company, The Hagerty Group, LLC, Hagerty Holding Corp., Aldel LLC, Keefe, Bruyette & Woods, Inc. and J.P. Morgan Securities LLC as representatives of the several underwriters named therein.

5.1	Opinion of DLA Piper LLP (US).

23.1	Consent of DLA Piper LLP (US) (included in Exhibit 5.1).

99.1	Press release regarding pricing of the Offering.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAGERTY, INC.

/s/ Diana M. Chafey
Date: August 11, 2025	Diana M. Chafey
Chief Legal Officer and Corporate Secretary